PROSPECTUS
CENTRAL PARK GROUP MULTI-EVENT FUND
Shares of Beneficial Interest

Investment Objective.  Central Park Group Multi-Event Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.  The Fund commenced investment operations in December 2007.  The Fund's investment objective is to achieve capital appreciation, while seeking to moderate risk and reduce volatility compared to the general equities market, by pursuing a variety of investment strategies.  No assurance can be given that the Fund will achieve its investment objective and the Fund's investment practices involve substantial risk.
(continued on following page)

Investing in the Fund's shares of beneficial interest (the "Shares") involves a high degree of risk. See "Risk Factors" beginning on page 13.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Total
Offering Amount	$150,000,000
Sales Load (1)	$ 4,500,000
Proceeds to the Fund(2)	$145,500,000
______________
(1)      Generally, the minimum initial investment in the Fund is $50,000, which minimum is subject to waiver.  Investments may be subject to a sales load of up to 3%.  See "Plan of Distribution."
(2)      The Fund incurred offering expenses of approximately $278,000 in connection with this offering.

Foreside Fund Services, LLC (the "Distributor"), principal underwriter of the Fund's shares ("Shares"), distributes the Shares on a best efforts basis, subject to various conditions.  The Fund also may distribute Shares through other brokers or dealers. The Fund sells Shares only to Qualified Investors (as defined herein).  A shareholder's purchase amount will be deposited into an escrow account set up at Union Bank of California, N.A. for the benefit of shareholders.  See "Plan of Distribution."

Foreside Fund Services, LLC
March 2, 2010 As amended April 2, 2010

Investment Portfolio.  The Fund's investment objective is to achieve capital appreciation, while seeking to moderate risk and reduce volatility compared to the general equities markets, by pursuing a variety of investment strategies.  These include primarily the following strategies: event-driven strategies (principally merger arbitrage, distressed/stressed securities investing and special situation strategies), relative value strategies and capital structure arbitrage strategies. The Fund may also trade and invest in fundamentally undervalued securities by employing long-biased strategies.  At any given time, however, the Fund may not invest in all of the investment strategies described in this prospectus, nor is the Fund's allocation among strategies fixed.  Additionally, the Adviser (defined herein) may add other investment strategies at its discretion.  No assurance can be given that any or all investment strategies, or the Fund's investment program, will be successful.  See "Risk Factors" and "Investment Objective and Principal Strategies."

The Fund's investment program is substantially similar to several client accounts currently managed under the supervision of Nedim (Ned) Sadaka, the Fund's portfolio manager.  See "Performance Information" and Appendix B to this prospectus.

Investment Adviser.  The Fund's investment adviser is Central Park Para Management, L.L.C. (the "Adviser"), a joint venture between Central Park Advisers, LLC ("Central Park Advisers" or the "Manager") and Para Advisors LLC ("Para Advisors").

Restrictions on Transfer; No Trading Market. The Fund's Shares are subject to restrictions on transfer and do not trade in any public market. With limited exceptions, liquidity is provided through quarterly repurchase offers.  See "Redemptions, Repurchases of Shares and Transfers."

Repurchases of Shares.  To provide liquidity to shareholders, the Fund currently expects to make quarterly offers to repurchase 25% of its outstanding Shares at their net asset value. See "Redemptions, Repurchases of Shares and Transfers—Repurchases of Shares."

Asset-Based Fee and Incentive Fee.  The Fund pays the Manager a monthly fee (the "Asset-Based Fee") at an annual rate of 2.00% of the Fund's average monthly net assets.  The Fund also pays the Adviser, generally at the end of each fiscal year and at certain other times, an incentive fee (the "Incentive Fee") equal to 20% of the Fund's net profits.  For purposes of calculating the Incentive Fee for any fiscal period, net profits will be determined by taking into account net realized gain or loss (including realized gain that may be distributed to shareholders during such fiscal period), and the net change in unrealized appreciation or depreciation of investment positions.  No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the "cumulative loss") have been recovered by the Fund, occasionally referred to as a "high water mark" calculation.  The cumulative loss to be recovered before payment of Incentive Fees will be reduced in certain circumstances.  See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

The Incentive Fee presents risks that are not present in funds without an incentive fee.  The aggregate amount of the Incentive Fee and the Asset-Based Fee payable by the Fund are higher than those paid by most other registered investment companies, but not private funds (so-called "hedge funds") engaging in similar strategies.  See "Management of the Fund—Incentive Fee" and "Risk Factors—Expenses."

Shareholder Qualifications.  Shares are offered only to shareholders who have a net worth (with their spouses) of more than $1,500,000 or who otherwise meet the standard for "qualified clients" as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended ("Qualified Investors").  Generally, the stated minimum initial investment is Shares with an initial value of at least $50,000, which minimum may be waived in the Manager's sole discretion, but not below $25,000 (inclusive of placement fee). See "Shareholder Qualifications."

This prospectus concisely provides the information that a prospective shareholder should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference.  Additional information about the Fund, including a statement of additional information ("SAI") dated March 2, 2010, has been filed with the Securities and Exchange Commission.  The SAI is available upon request and without charge by writing the Fund at c/o Central Park Advisers, LLC, 12 East 49th Street, New York, New York 10017, or by calling collect (212) 317-9200.  The SAI is incorporated by reference into this prospectus in its entirety.  The table of contents of the SAI appears on page 41 of this prospectus.  In addition, you may request the Fund's annual and semi-annual reports, and other information about the Fund or make shareholder inquiries by calling collect (212) 317-9200.  The Fund does not have a website on which to publish the SAI and annual and semi-annual reports.  The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website at http://www.sec.gov. The address of the SEC's website is provided solely for the information of prospective shareholders and is not intended to be an active link.

You should rely only on the information contained in this prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer of these securities in any state where the offer is not permitted.  You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.  The Fund will, however, amend its registration statement to reflect any material changes to this prospectus.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund.  You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund
Central Park Group Multi-Event Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "Investment Company Act") as a diversified, closed-end management investment company.  The Fund commenced investment operations on December 6, 2007 and, as of January 1, 2010, had approximately $63 million of assets under management.  The Fund's investment adviser is Central Park Para Management, L.L.C. (the "Adviser").  See "General Information."  The Fund intends to qualify and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

Investment Objective and Principal Strategies
The Fund's investment objective is to achieve capital appreciation, while seeking to moderate risk and reduce volatility compared to the general equities markets, by pursuing a variety of investment strategies. These include primarily the following strategies: event-driven strategies (principally merger arbitrage, distressed/stressed securities investing and special situation strategies), relative value strategies and capital structure arbitrage strategies. The Fund may also trade and invest in fundamentally undervalued securities, obligations and other financial instruments ("securities") by employing long-biased strategies. At any given time, however, the Fund may not invest in all of the investment strategies described in this prospectus, nor is the Fund's allocation among strategies fixed.  Additionally, the Adviser may add other investment strategies at its discretion. There can be no assurances that any or all investment strategies, or the Fund's investment program, will be successful.  The Fund's investment program is substantially similar to several client accounts currently managed under the supervision of Nedim (Ned) Sadaka, the Fund's portfolio manager.

STRATEGIES:

Event-driven strategies involve investments in companies undergoing significant corporate transactions or structural transformations.  Event-driven strategies generally seek to profit from events such as a change in an issuer's corporate or capital structure, a change in a debt repayment obligation or a management transition. The Fund expects to employ principally merger arbitrage, distressed/stressed securities investing and special situation strategies.

Merger arbitrage strategies attempt to exploit merger and takeover activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction.

Distressed/stressed securities investing is investing in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, in financial difficulty, or have filed for bankruptcy or appear likely to do so in the near future.

Special situation strategies attempt to invest in securities of issuers facing special situations, such as restructurings, spin-offs, liquidations or privatizations.

Relative value strategies focus on identifying and exploiting spread relationships between pricing components of financial assets or commodities, either with respect to single assets or commodities or groups of assets or commodities whose prices are deemed to move in relation to each other.  These strategies seek to avoid assuming any outright market risk, although the risk of loss may be significant if the Adviser has incorrectly evaluated the nature or extent of the expected spread relationships or if unexpected, intervening events affect these relationships.

Capital structure arbitrage strategies seek to invest in multiple financial instruments of a given company that the Adviser believes have become mispriced relative to one another.  The objective of this strategy is to take advantage of pricing dislocations between different securities of the same issuer, or pairs of issuers.

Long-biased strategies seek to identify securities that the Adviser believes are undervalued by the marketplace and generally involve buying a security expecting its price to increase.  The Fund may utilize a variety of techniques to identify securities the Adviser believes are trading at prices below their fundamental value.

The Adviser
The Adviser is a joint venture between Central Park Advisers, LLC ("Central Park Advisers" or the "Manager") and Para Advisors LLC ("Para Advisors").  Each of the Adviser, Central Park Advisers and Para Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  The Adviser employs as its portfolio manager (the "Portfolio Manager") Mr. Nedim (Ned) Sadaka of Para Advisors to be primarily responsible for the day-to-day management of the Fund's investment portfolio, under the oversight of Central Park Advisers' personnel.

The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser that is effective from year to year if its continuation is approved annually by the Fund's board of trustees (the "Board" or the "Trustees"). The Board, or the Fund's shareholders, may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

Central Park Advisers was organized in August 2006.  Para Advisors commenced investment activities as a registered investment adviser in January 2006, and is the successor to Para Advisors, Inc. ("Para Inc.").  Para Advisors provides investment advisory services to pooled investment vehicles (e.g., hedge funds), separate accounts and investment partnerships.  Para Advisors, together with its predecessor, Para Inc., and their affiliates, have collectively provided investment advisory services to investment partnerships and other client accounts, including collective investment vehicles, using event-driven strategies since 1991.

Appendix B of this prospectus contains the actual performance of the Fund, as well as performance information for other accounts managed by Para Advisors pursuant to an investment program substantially similar to that of the Fund.  Prospective investors should recognize that future performance of the Fund will differ from the performance of the other accounts of Para Advisors.  Future investments will be made under different economic conditions. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  See "Performance Information."

Asset-Based Fee
The Manager provides certain management and administrative services to the Fund, including, among other things, office space and other support services to the Fund.  In consideration for such services, the Fund pays the Manager a monthly fee (the "Asset-Based Fee") at the annual rate of 2.00% of the Fund's average monthly net assets.  The Asset-Based Fee is paid to the Manager out of the Fund's assets.  A portion of the Asset-Based Fee is paid by the Manager to Para Advisors for, among other things, certain sub-management and sub-administrative services.

Incentive Fee
The Fund pays the Adviser, generally at the end of the fiscal year and at certain other times, an incentive fee (the "Incentive Fee") equal to 20% of the Fund's net profits. For the purposes of calculating the Incentive Fee for any fiscal period (as defined below), net profits are determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal period) and the net change in unrealized appreciation or depreciation of securities positions.  No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the "cumulative loss") have been recovered by the Fund, occasionally referred to as a "high water mark" calculation. The cumulative loss to be recovered before payment of Incentive Fees will be reduced in certain circumstances. The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of Incentive Fee for a fiscal period will not be reversed by the subsequent decline of the Fund's assets in any subsequent fiscal period.

The Incentive Fee is accrued monthly and taken into account for the purpose of determining the Fund's net asset value. Accordingly, the repurchase price received by an investor whose shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been determined. However, for shareholders whose shares are not repurchased on a periodic share repurchase date, the Incentive Fee accrual may subsequently be reversed prior to payment if the Fund's performance declines.

Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of the fiscal year as well as the last day of any other fiscal period. The "fiscal period" is normally the fiscal year, except that, whenever there are share repurchases pursuant to periodic repurchase offers, the period of time from the end of the last fiscal period through that date constitutes a new fiscal period.  In such event, only that portion of the accrued Incentive Fee that is proportional to the assets paid in respect of the Shares (as defined below) being repurchased (not taking into account any proceeds from contemporaneous Share purchases or reinvestments) is paid to the Adviser for such fiscal period.

The Incentive Fee presents certain risks that are not present in funds without an incentive fee.  The aggregate amount of the Incentive Fee and the Asset-Based Fee payable by the Fund and its shareholders is higher than those paid by most other registered investment companies, but not by private funds (so-called "hedge funds") engaging in similar strategies. See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

Borrowing
The Fund is authorized to borrow money for investment purposes and to meet requests for repurchases.  The Fund is not permitted to borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the Investment Company Act) of less than 300%. See "Risk Factors—Leverage; Borrowing" and "Investment Objective and Principal Strategies—Borrowing; Using Leverage."

Special Investment Techniques
The Fund is authorized to employ various hedging techniques, such as by engaging in various types of options transactions and in hedging and arbitrage in options on securities. These techniques may be employed in an attempt to reduce the risk of highly speculative investments in securities.  The Fund has no obligation to enter into any hedging transactions, and there can be no assurance that any hedging techniques, if engaged, will be used successfully.

Shareholder Qualifications
Shares will be sold only to shareholders who have a net worth of more than $1,500,000 (with their spouses) or who otherwise meet the requirements for a "qualified client" as defined in Rule 205-3 under the Advisers Act ("Qualified Investors"). Before you may invest in the Fund, you will be required to certify that you are a Qualified Investor and that you will not transfer your Shares except in the limited circumstances permitted in the Fund's Declaration of Trust (the "Trust Agreement"). A form of shareholder certification that you will be asked to sign is attached to this prospectus as Appendix A ("Investor Certification"). If your Investor Certification is not received and accepted by the Fund's distributor by the Closing Date (defined below), your order will not be accepted.  If you attempt to transfer your Shares in violation of the Trust Agreement, the transfer will not be permitted and will be void. See "Shareholder Qualifications."

Shareholder Suitability
An investment in the Fund involves a considerable amount of risk.  It is possible that you may lose money. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

The Offering
The Fund is offering up to $150,000,000 of shares of  beneficial interest (the "Shares") at a price equal to the net asset value per Share next determined after an order is accepted.  Shares are being distributed by Foreside Fund Services, LLC (the "Distributor"), the Fund's principal underwriter, and other brokers or dealers. See "Plan of Distribution."  Investors may be charged a sales load up to a maximum of 3% on the amount they invest.  The Distributor may compensate its financial advisers and other brokers or dealers in connection with the sale and distribution of the Shares.  The Manager or its affiliates intend to pay from their own resources compensation to brokers or dealers in connection with the sale and distribution of the Shares.  Additionally, the Manager or its affiliates may pay from their own resources, a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients to whom they have distributed Shares. The amount of such servicing fee will not exceed an annual rate of 0.25% of the amount of client assets being serviced.

Generally, the stated minimum investment is Shares with a value of at least $50,000. The investment minimum may be waived or reduced for certain investors, but not below $25,000 (inclusive of any placement fee). If you want to purchase Shares with a value of less than $50,000, you should speak with your financial advisor. Prior to the receipt of a shareholder's Investor Certification, the shareholder's funds will be held in escrow. Each date on which Shares are delivered is referred to as a "Closing Date."  See "Plan of Distribution."

Distribution Policy
The Fund pays dividends on the Shares at least annually in amounts representing substantially all of the net investment income, if any, earned each year. The Fund pays substantially all taxable net capital gain realized on investments to shareholders at least annually.

Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder "opts out" (elects not to reinvest in Shares). Shareholders may elect initially not to reinvest by indicating that choice on the Investor Certification.  Thereafter, shareholders are free to change their election at any time by contacting Gemini Fund Services, LLC ("Gemini Fund Services") , the Fund's administrator (or, alternatively, by contacting their broker or dealer, who will inform the Fund).  Shares purchased by reinvestment will be issued at their net asset value on the ex−dividend date (generally, the last business day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions
The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders in a closed-end fund, such as the Fund, do not have the right to redeem their Shares on a daily basis. The Fund is not expected to be listed on a national stock exchange, and no market for the Shares is expected to develop. In addition, with limited exceptions, Shares are not transferable.  To provide liquidity, the Fund will make quarterly offers to repurchase outstanding Shares.  Shareholders will not have liquidity between these quarterly repurchase dates.  See "Redemptions, Repurchases of Shares and Transfers."

An investment in the Fund is suitable only for shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.  See "Risk Factors—Limited Liquidity."

Repurchases of Shares
To provide liquidity to shareholders, the Fund makes quarterly offers to repurchase at net asset value between 5% and 25% of its outstanding Shares in the Board's discretion. Currently, the Fund expects to offer to repurchase 25% of its outstanding Shares every January, April, July and October. The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities or by borrowing to finance the repurchases.

If Share repurchase requests exceed the number of Shares in the Fund's repurchase offer, the Fund may (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund's outstanding Shares. As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. See "Redemptions, Repurchases of Shares and Transfers—Repurchases of Shares."

Repurchases of Shares by the Fund that are not offset by additional sales of Shares will decrease the Fund's total assets and, accordingly, may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such Share repurchase transactions may reduce the Fund's returns.

In addition, the Fund may repurchase all or a portion of a shareholder's Shares if, among other reasons, the Board determines that continued ownership of such Shares by the shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund.  See "Redemptions, Repurchases of Shares and Transfers—Repurchases of Shares."

As a result of the relatively small size of the Fund compared to other closed-end management investment companies, the Fund pays a relatively high amount of annual costs as a percentage of its net assets.  These costs result in part from the Fund's actively managed portfolio, as well as from the types of investments and investment techniques that the Fund employs as well as certain fixed expenses that are shared over a relatively small asset base.    A reduction in the Fund's net assets may increase the Fund's expense ratio.  See "Risk Factors—Expenses."

Risk Factors	An investment in the Fund involves a high degree of risk. These risks include:
●	loss of capital
●	the Fund may invest in securities of non-U.S. issuers
●	the Fund may invest in securities and other obligations that are illiquid, volatile and difficult to value
●	the Shares are illiquid securities and will not be listed
●	the Fund's expenses are relatively high due to its size and the nature of its investment techniques
●	the Fund may sell securities short
●	the Fund may use derivatives for hedging and non-hedging purposes
●	the Fund may hedge against foreign currency risks
●	the Fund may borrow (or leverage) for investment purposes
●	the Adviser may have conflicts of interests
●	the Fund may invest in distressed obligations and other high risk investments, including junk bonds
●	the Fund may engage in risk arbitrage transactions
●	the Fund may invest in securities of bankrupt issuers, or issuers with poor operating results or substantial capital needs
●	the Fund cannot guarantee that shareholders will be able to sell all of their Shares in a repurchase offer as desired
●	the Fund has an interval fund structure pursuant to which the Fund's quarterly repurchases may continually decrease the overall size of the Fund, to the extent that additional Shares are not sold
●	the Fund will bear the Incentive Fee.

No assurance can be given that the Fund's investment program will be successful. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. The Fund has no obligation to enter into any hedging transactions, and there can be no assurances that any hedging techniques, if employed, will be used successfully. An investment in the Fund should be viewed only as part of an overall investment program.

See "Risk Factors."

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.

Shareholder Transaction Expenses
Maximum sales load(1) (as a percentage of purchase amount)	3.00%
Maximum redemption fee	None
Offering expenses borne by the Fund (as a percentage of offering amount)	0.19%

Annual Expenses (as a percentage of net assets attributable to Shares)
Management fee(2)	2.00%
Other expenses(3)	2.50%

Total annual expenses	4.50%

________________________
(1)	Investments may be subject to a waivable sales load of up to 3%. See "Plan of Distribution."
(2)
In addition to the Asset-Based Fee, the Fund pays the Adviser, generally at the end of the fiscal year and at certain other times, an Incentive Fee equal to 20% of the Fund's net profits.  For the purposes of calculating the Incentive Fee for any fiscal period, net profits are determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal period) and the net change in unrealized appreciation or depreciation of securities positions. No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the "cumulative losses") have been recovered by the Fund. The cumulative loss to be recovered before payment of any Incentive Fees will be reduced in certain circumstances. The Adviser is under no obligation to repay any Incentive Fee previously paid by the Fund. The Incentive Fee is accrued monthly as a liability of the Fund and so reduces the net asset value of all Shares. See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

(3)
Other expenses shown in the table are as of the Fund’s fiscal year ended October 31, 2009.  The Fund’s annual expense ratio will increase or decrease over time as the Fund’s asset level decreases or increases, respectively, and as actual Fund expenses may vary.  See "Risk Factors—Expenses."  The Adviser voluntarily reimbursed the Fund for operating expenses in the aggregate amount of approximately $375,000 during the period from inception (12/6/2007) through August 11, 2008.  This had the effect of limiting total operating expenses of the Fund during such period to 0.50% of the Fund's net asset value, computed on an annual basis (the "expense cap").  The Adviser is no longer reimbursing the Fund for such expenses.  The Adviser is permitted to recapture amounts previously reimbursed by the Adviser for a period not to exceed three years from the date on which such expenses were incurred by the Adviser, if the Fund's total annual expenses have fallen to a level below the expense cap.  In no case will the Adviser recapture any amount that would result, on any business day of the Fund, in the Fund's total annual expenses exceeding the expense cap.

The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as a shareholder in the Fund.  The other expenses shown above are calculated upon average net assets of approximately $38 million for the fiscal year ended October 31, 2009.  As of January 1, 2010, the Fund's net asset value was approximately $63 million.  For a more complete description of the various costs and expenses of the Fund, see “Financial Highlights” and "Management of the Fund."

		Example
		1 Year	3 Years	5 Years	10 Years
You would pay the following expenses, including the Incentive Fee (see footnote 2 above), on a $1,000 investment, assuming a 5% annual return:*		$74.62	$164.40	$254.89	$484.32
_____________________________

*Without the sales load, the expenses would be:	$46.00	$138.55	$231.85	$468.37

The example does not present actual expenses and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.  If the actual rate of return exceeds 5%, the dollar amounts could be significantly higher as a result of the Incentive Fee.

Financial Highlights

The financial highlights table is intended to help an investor understand the Fund's financial performance for the period from December 6, 2007 (commencement of investment operations) through October 31, 2009.  The Fund's financial statements for the fiscal year ended October 31, 2009, audited by Ernst & Young LLP together with the report thereon of Ernst & Young LLP, are included in the SAI.  The SAI is available upon request.

	For the Fiscal Year Ended October 31, 2009	For the Period December 6, 2007 (commencement of operations) to October 31, 2008

Net asset value, beginning of period	$9.15	$10.65
Net investment income (loss), net of waivers	(0.09)	(0.02)
Realized and unrealized gain (loss) from investments, options and foreign currency transactions, securities sold, not yet purchased, exchange traded funds sold, not yet purchased, written options and swaps	1.13	(1.48)
Distributions to shareholders from net investment income	—	—
Net asset value, end of period	$10.19	$9.15
Ratio of net investment income (loss) to average net assets (1)(2)	(0.99)%	(2.39)%
Ratio of gross expenses to average net assets (1)(2)(3)	3.83%	6.69%
Ratio of net expenses to average net assets (1)(2)(4)	3.83%	4.53%
Incentive fees (1)	0.67%	—
Ratio of net expenses after Incentive fees to average net assets (1)	4.50%	4.53% (2) (3)
Portfolio turnover rate (5)	1033%	740%
Total return before incentive fees (5)(6)	11.96%	(14.08)%
Incentive fees	(0.67)%	__
Total return after incentive fees (5)(6)	11.29%	(14.08)%
Net assets, end of period (in 000's)	50,992	30,733
_______________

(1)	The average net assets used in the above ratios are calculated by adding any withdrawals payable effective at the end of a period to the net assets for such period.
(2)	Annualized for periods less than one year.
(3)	Ratio of gross expenses to average net assets does not include the impact of the Adviser's expense reimbursement.
(4)	Ratio of net expenses to average net assets includes the effect of the voluntary expense reimbursement by the Adviser.
(5)	Not annualized for periods less than one year.
(6)
Total return assumes a purchase of a Share at the beginning of the period and a sale of the Share on the last day of the period noted and does not reflect the deduction of sales loads, if any, incurred when subscribing to the Fund.

PRIVACY NOTICE
The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current shareholders.  The Fund collects personal information for business purposes to process requests and transactions and to provide customer service.  "Personal Information" is obtained from the following sources:

●	Shareholder applications and other forms, which may include your name(s), address, social security number or tax identification number;

●	Written and electronic correspondence, including telephone and electronic mail contacts; and

●	Transaction history, including information about Fund transactions.

The Fund limits access to Personal Information to those of its employees who need to know that information in order to process transactions and service accounts.  Employees are required to maintain and protect the confidentiality of Personal Information.  The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts.  The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining shareholder accounts on behalf of the Fund, or if it is necessary to enable the Fund to facilitate the acceptance and management of your investment or otherwise provide services in connection with your investment in the Fund.  The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law.  The Fund endeavors to keep its customer files complete and accurate.  The Fund should be notified if any information needs to be corrected or updated.

RISK FACTORS

All investments in equity and other securities involve the risk of the loss of capital.  No assurance can be made that the Fund will achieve its investment objective, or that shareholders will realize any profits from an investment in the Fund.  Shareholders will risk the loss of their entire investment.  Because an investment in the Fund involves significant risks, prospective investors should carefully consider the risks involved before investing.  Such risks include, but are not limited to, those discussed below.

Stock Prices Fluctuate

Apart from the specific risks identified below, the Fund's investments may be negatively affected by the broad investment environment in the securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change.  Stock prices may experience greater volatility during periods of challenging market conditions such as the one the market experienced since mid-2007.  In addition, there can be severe limitations on an investor’s ability to sell certain debt securities, including those that are of higher credit quality, during a period of reduced credit market liquidity such as the one that the market experienced since mid-2007.  Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose money.  The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Quarterly Repurchases of Securities

The Fund's required quarterly repurchases may have the effect of decreasing the size of the Fund over time from what it otherwise would have been.  The Fund's repurchase policy may force the Fund to sell assets it otherwise would not sell, or to sell assets sooner than it might otherwise have sold them. It also may reduce the investment opportunities available to the Fund and, to the extent that additional Shares are not sold, cause its expense ratio to increase. The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

Because the Fund currently expects to offer to repurchase 25% of its outstanding Shares in each repurchase offer, if the repurchase offer is oversubscribed, shareholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer.  In the event that a repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional Shares, but only up to a maximum amount of 2% of the outstanding Shares of the Fund.  If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis.  Due to the potential for proration if the repurchase offer is oversubscribed, some investors may tender more Shares than they wish to have repurchased in order to ensure the repurchase of a specific number of Shares. Further, because the Fund may, in certain circumstances, liquidate portfolio securities to fund repurchase offers, the need to sell the securities may in turn affect the market for the securities and accordingly diminish the value of the Fund's investments. To the extent the Fund borrows to finance the making of repurchases, interest on such borrowings may reduce the Fund's returns.

Limited Liquidity

The Fund is a closed-end investment company designed primarily for long-term shareholders. The Fund is not expected to be listed on a national stock exchange, and no market for the Shares is expected to develop.  Any person that holds Shares may have to bear the economic risk of an investment in the Fund for a substantial period of time and, consequently, should consider such investment to be illiquid. With very limited exceptions, Shares are not transferable.  Liquidity will generally be provided principally through quarterly repurchase offers.  See "Redemptions, Repurchases of Shares and Transfers—Repurchases of Shares."

Restricted Liquidity in the Event of Certain Investments

Although the Fund invests primarily in publicly-traded securities, obligations and other financial instruments ("securities"), certain of the Fund's investments may be, or may become, thinly traded or illiquid.  In such cases, the ability of the Fund to reduce its investments to cash and to repurchase Shares may be restricted.  See "Investment Objective and Principal Strategies."

Distressed/Stressed Obligations and Other High Risk Investments

The Fund is authorized to invest in securities or other obligations of issuers that are highly leveraged or in financial difficulty, sometimes referred to as "distressed obligations." The Fund's investments in distressed obligations, if any, will involve substantial risks. Any one or all of the companies in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Fund's original investment. Under these circumstances, the returns generated from the Fund's investments in distressed obligations may not compensate shareholders adequately for the risks assumed.

Any investments by the Fund in bonds with a credit rating of BB or lower ("Junk Bonds") would be considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. These securities may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual company are more likely to cause price volatility and weaken the capacity of issuers of Junk Bonds to make principal and interest payments than is the case for higher grade securities. In addition, the market for these securities may be thinner and less liquid than for higher grade securities.

Issuers of distressed or below-investment grade securities may become the subject of bankruptcy proceedings. Bankruptcy or other insolvency proceedings, whether in the United States or elsewhere, are highly complex and may result in unpredictable outcomes. The bankruptcy courts have extensive power and, under certain circumstances, may alter contractual obligations of a bankrupt company. The stockholders, creditors and other interested parties are all entitled to participate in the restructuring proceedings to attempt to influence the outcome for their own benefit. There can be no assurance that the Fund will succeed in obtaining the most favorable results in such proceedings or that the Fund will make a profit or even recover its original investment, although the Fund may incur significant legal fees and other expenses in attempting to do so. The Fund's investments in companies involved in bankruptcy or insolvency proceedings or engaged in restructurings may carry the additional risks of being voided or subordinated on the grounds that the obligations incurred by such companies in return for the related investments constitute a fraudulent transfer or voidable preference or are subject to equitable subordination.

In addition, the Fund may hold securities or other obligations of issuers in which the Manager or Para Advisors or their respective affiliates or advisory clients hold interests (i.e., loans or debt securities) that, in a bankruptcy or restructuring, could potentially be adverse to the interests of the Fund. See "—Conflicts of Interest."

The Fund may acquire privately held loans from banks, insurance companies, financial institutions, other lenders and other market participants, as well as claims held by trade or other creditors. These investments are subject to both interest rate risk and credit risk. These investments also are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to the Fund and a reduction in the value of the investments experiencing non-payment. Although these investments generally will be secured by specific collateral, no assurance can be given that the liquidation of this collateral would satisfy the company's obligation in the event of default or that the collateral could be readily liquidated. In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

Investments in securities or claims related to commercial or residential real estate may involve risks relating to the credit of the underlying obligor, uncertainties related to the cash flows derived from the underlying properties, and susceptibility to economic conditions generally and those related to specific locations.

The equity securities of distressed companies may be highly illiquid and hard to value. Equity securities hold the most junior position in a distressed company's capital structure and are not secured by any specific collateral.

Shareholders should also consider the risks described under "—Financial and Market Risks of Bankrupt, Multi-Event and Special Situation Companies," below.

Foreign Currency Translation Risks

All calculations with respect to the Fund, including determinations of net profits and losses, are denominated in U.S. dollars. Transactions undertaken in foreign currencies, if any, are subject to risks associated with the translation into U.S. dollars and the receipt of U.S. dollars upon the consummation of such transactions. To the extent that it engages in such transactions, the Fund is subject to the risk of unfavorable fluctuations in the exchange rate between the local currency and U.S. dollars and the possibility of certain exchange controls.  The Fund has no obligation to enter into any currency hedging transactions, and there can be no assurances that any currency hedging techniques, if employed, will be used successfully.

Long-Biased Strategies May Involve Risk of Loss

Since long-biased strategies generally involve identifying securities that the Adviser believes are undervalued by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability.  Positions may undergo significant declines and experience considerable price volatility during these periods.

Financial and Market Risks of Bankrupt, Multi-Event and Special Situation Companies

The Fund may invest in securities of issuers experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or involved in bankruptcy or reorganization proceedings. Investments of this type involve substantial financial business risks that can result in substantial or even total losses. It may be difficult to obtain information as to the condition of such issuers. The market prices of the securities of such issuers also are subject to above average price volatility; the spread between bid and ask prices of such securities may be greater than normally expected and such securities may be thinly traded. It may take a number of years for the market price of such securities to reflect their intrinsic value. In addition, the Fund's position in such securities may be substantial in relation to the market for the securities.  Issuers of such securities may become the subject of bankruptcy proceedings.

Merger Arbitrage Transactions

The Fund may purchase securities at prices slightly below the anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities in a proposed merger, exchange offer, recapitalization, tender offer or similar transaction in which a merger arbitrage opportunity may exist.  Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of such proposed transaction. If the proposed transaction later appears likely not to be consummated, or in fact is not consummated or is delayed, the market price of the securities purchased by the Fund may decline sharply and may result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash the value of which is less than the purchase price. In certain transactions, the Fund may not be "hedged" against market fluctuations or the hedge employed by the Adviser may not be sufficient to offset adverse market fluctuations. This can result in losses, even if the proposed transaction is consummated. In addition, a security to be issued in such a transaction may be sold short by the Fund in the expectation that the short position will be covered by delivery of such security when issued. If the proposed transaction is not consummated, the Fund may be forced to cover its short position at a higher price than its short sale price, resulting in a loss. In theory, there is no limit to the amount of loss that can result from an uncovered or unhedged short sale.

The Fund may also purchase securities above the offer price for a security that is the subject of a takeover bid if it is determined that the offer price is likely to be increased, either by the original bidder or by another party. However, if ultimately no transaction is consummated, it is possible that a substantial loss will result.

The Fund may sell the securities of a target company short if it is determined that it is probable that the proposed transaction will not be consummated. If the transaction (or another transaction, such as a "defensive" merger or a "friendly" tender offer) is consummated and the price of the target company's securities increases, the Fund may be forced to cover its short position at a higher price than the short sale price, resulting in a loss. Unless the Fund owns the security it sells short, has purchased a call option respecting such security or otherwise covered or hedged such short sale, there is, in theory, no limit to the loss that the Fund could incur in connection with a short sale.

The consummation of mergers, exchange offers, recapitalizations, tender offers and other similar transactions in which a merger arbitrage opportunity may exist can be prevented or delayed by a variety of factors. An exchange offer or a tender offer by one company for the securities of another may be opposed by the management or shareholders of the target company on the grounds that the consideration offered is inadequate or for other reasons, and this opposition may result in regulatory action and/or litigation that delays or prevents consummation of the transaction. Even if the transaction has been agreed to by the management of the companies involved, its consummation may be prevented by intervention of a government regulatory agency, litigation brought by a shareholder, the failure to receive the necessary shareholder approvals, market conditions resulting in material changes in securities prices, and other circumstances, including, but not limited to, the failure to meet certain conditions customarily specified in acquisition agreements. Even if the defensive activities of a target company or the actions of regulatory authorities fail to defeat a transaction, they may result in significant delays, during which the Fund's capital will be committed to the transaction and interest charges on any funds borrowed to finance the Fund's activities in connection with the transaction may be incurred.

Offerors in tender or exchange offers customarily reserve the right to cancel such offers for many reasons, including an insufficient tendering from shareholders of the target company.  An exchange offer or a tender offer will often be made for less than all of the outstanding securities of an issuer, with the provision that, if a greater number is tendered, securities will be accepted pro rata. Thus, after the completion of a tender offer, and at a time when the market price of the securities has declined below the Fund's cost, the Fund may have returned to it, and be forced to sell at a loss, a portion of the securities it tendered.

In liquidations and other forms of corporate reorganizations, there is a risk that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security with a value less than the Fund's purchase price of the underlying security.  In a recapitalization, a corporation may restructure its balance sheet by selling off some assets, leveraging significantly on other assets and creating new classes of equity securities to be distributed, together with a substantial payment in cash or in cash or debt securities, to existing shareholders. In connection with such transactions, there is a risk that the value of the cash and new securities distributed will not be as high as the cost of the Fund's original investment or that no such distribution will ultimately be made and the value of the Fund's investment will decline. To the extent an investment in a company that has undertaken a recapitalization is retained by the Fund, the Fund's risks will generally be comparable to those associated with investments in highly leveraged companies, generally including higher than average sensitivity to (i) short-term interest rate fluctuations, (ii) downturns in the general economy or within a particular industry, or (iii) adverse developments within the company itself.

The Adviser will attempt to assess all of the foregoing risk factors, and others, in determining the nature and extent of the investments the Fund will make in specific securities. However, many risks, such as the outcome of pending or threatened litigation, cannot be quantified.

Using Derivatives for Hedging and Non-Hedging Purposes

The Fund may, although it is under no obligation to, hedge (i.e., use various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment, the price of which should tend to move in the opposite direction) partially or wholly its investment portfolio against fluctuations in market value by investing in put and call options on securities or on groups of indices of securities, by engaging in arbitrage in options on securities, and by engaging in transactions in other financial instruments.  The Fund also is authorized to use derivative instruments for non-hedging purposes in pursuit of its investment objective. There is no assurance that any of these actions will be successful, or that the Fund will employ such strategies or defensive actions at all.

Hedging activity may, in certain circumstances, reduce the risks attendant in short-selling and in taking long positions in certain transactions, and may involve the purchase or sale of a stock option on a registered options exchange and an offsetting transaction in the underlying stock, or offsetting transactions in one or more options for stock.  However, if the Fund purchases an option, it must pay the price of the option and transaction charges to the broker effecting the transaction. If the option is exercised by the Fund, the total transaction costs associated with the purchase and exercise of the option may be more than the amount of the brokerage costs that would be payable if the security were to be purchased directly. If the option expires unexercised, the Fund will lose the costs associated with the option. The Fund may engage in options arbitrage transactions, and may take options into its portfolio the underlying stock of which may be a potential target security in a merger, exchange offer or cash tender offer.

Investing in derivative investments involves numerous risks.  For example:

●	the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge unsuccessful
●	the company issuing the instrument may be unable to pay the amount due on the maturity of the instrument
●	certain derivative investments held by the Fund may trade only in the over-the-counter markets or not at all, and can be illiquid
●	derivatives may change rapidly in value because of their inherent leverage.
As a result, the Fund's net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.

Leverage; Borrowing

The Fund is authorized to borrow money for investment purposes and to meet repurchase requests.  To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If the Fund's investments decline in value, the loss will be magnified if the Fund has borrowed money to make its investments.

If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings, or it may be forced to sell investments at disadvantageous times to repay borrowings. The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. The Fund likely will sell its more liquid assets first to repay borrowings, thus increasing its concentration in less liquid securities.

The Investment Company Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an "asset coverage" of less than 300%.  This could prevent the Fund from completing its repurchase offers.  For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness.  The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Investment Company Act or the Fund's loan agreements.

The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the holders of the Fund's Shares, and the terms of any borrowings may contain provisions that limit certain activities of the Fund.  Payments of interest and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise would have available.  The Fund's obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

To obtain "leveraged" market exposure in certain investments and in an effort to increase the overall return to the Fund of various investments, the Fund may purchase options and other instruments that do not constitute "indebtedness" for purposes of the "asset coverage" requirement.  These instruments nevertheless may involve significant economic leverage and therefore involve the risks of loss described herein.  In some cases, the leverage may be significant with an associated significant risk of loss.

Purchasing in Initial Public Offerings

The Fund may purchase securities of companies in initial public offerings or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Fund's Shares.  The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental-stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Reliance on Key Personnel

The Fund believes that its ability to identify and invest in opportunities consistent with the Fund's investment objective is dependent upon the investment management skills of Mr. Ned Sadaka, the Fund's Portfolio Manager.  If he were to leave Para Advisors, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Incentive Fee

The right to the Incentive Fee may give the Adviser reason to select investments for the Fund that are riskier or more speculative than those it would select if it were paid only the Asset-Based Fee.

The Incentive Fee is accrued monthly as a liability of the Fund and so reduces the net asset value of all Shares. The repurchase price received by a shareholder whose Shares are repurchased in a repurchase offer will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. However, the Fund will not accrue an Incentive Fee for any period unless it has fully recovered any cumulative losses from prior fiscal periods. An Incentive Fee accrual may subsequently be reversed if the Fund's performance declines. No adjustment to a repurchase price will be made after it has been determined.

Whenever Shares are repurchased in a repurchase offer, or the Fund pays a dividend or a distribution, the amount of any cumulative loss will be reduced in proportion to the reduction in the Fund's assets paid in respect of such repurchase or in respect of such dividend or distribution. For example, if the Fund has a cumulative loss of $5 million, and 5% of the Fund's Shares are repurchased in a repurchase offer (meaning that 5% of the Fund's assets are paid out to tendering shareholders), then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000.  However, the amount of any cumulative loss incurred by the Fund will not be increased by any sales of Shares (including Shares issued as a result of the reinvestment of dividends and distributions).  Consequently, as the number of outstanding Shares increases, the per-Share amount (but not the dollar amount) of cumulative loss will be reduced. As a result, if you do not reinvest your distributions, the benefit you receive from a cumulative loss (if any) will be diluted. This means that you may bear a higher percentage Incentive Fee than you otherwise would.  For an explanation of the Incentive Fee calculation, see "Management of the Fund—Incentive Fee."

Short Selling

Short selling is a speculative investment technique that involves expenses to the Fund and the following additional risks:

●	while the potential gain on a short sale is limited, the loss is theoretically unlimited
●	it can increase the effect of adverse price movements on the Fund's portfolio
●	the Fund may not be able to close out a short position at any particular time or at the desired price
●
the Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Fund, thus increasing the price the Fund may have to pay for the security and causing the Fund to incur losses on the position

●	if the market for smaller capitalization or foreign companies becomes illiquid, the Fund may be unable to obtain securities to cover short positions
●	certain foreign markets may limit the Fund's ability to short stocks.

Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short selling certain securities and reporting requirements. The Fund's ability to execute a short selling strategy may be materially adversely impacted by temporary or new permanent rules, interpretations, prohibitions and restrictions adopted in response to these adverse market events. Restrictions and/or prohibitions on short selling activity may be imposed by regulatory authorities, including the SEC, its foreign counterparts, other government authorities or self-regulatory organizations, with little or no advance notice and may impact prior trading activities of the Fund.

Regulatory authorities may from time to time impose restrictions that adversely affect the ability to borrow certain securities in connection with short sale transactions. In addition, traditional lenders of securities might be less likely to lend securities under certain market conditions. As a result, the Fund may not be able to effectively pursue a short selling strategy due to a limited supply of securities available for borrowing. The Fund may also incur additional costs in connection with short sale transactions, including in the event that it is required to enter into borrowing arrangements in advance of any short sales. Moreover the ability to continue to borrow a security is not guaranteed and the Fund is subject to strict delivery requirements. The inability of the Fund to deliver securities within the required time frame may subject the Fund to mandatory close out by the executing broker-dealer. A mandatory close out may subject the Fund to unintended costs and losses. Certain actions or inaction by third parties, such as executing broker-dealers or clearing broker-dealers, may materially impact the Fund's ability to effect short sale transactions. Such actions or inaction may include a failure to deliver securities in a timely manner in connection with a short sale effected by a third-party unrelated to the Fund.

In light of the recent crisis in the financial and credit markets, the Securities and Exchange Commission (the "SEC") previously adopted temporary rules designed to eliminate certain short selling practices seen as improper or abusive and detrimental to the integrity of the markets.  Additionally, the SEC issued an emergency order, which expired with the passage of the Emergency Economic Stabilization Act of 2008, prohibiting the short sale of securities of many companies in an attempt to stabilize the financial markets. The SEC announced more recently that it is proposing amendments to Regulation SHO under the Securities Exchange Act of 1934, as amended, to restrict short selling. These regulations, and the potential for further interventions by the SEC or other regulators, may discourage or impede short selling practices due to the increased economic, regulatory, compliance and disclosure obligations or risks that they present.

Investments in Foreign Securities

The Fund may invest in the securities of foreign issuers.  Foreign issuers are those (a) organized under the laws of, (b) whose securities have their principal trading markets in, (c) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (d) having at least 50% of their assets located in, countries other than the United States. Investments in foreign securities face specific risks, which include:

●	unfavorable changes in currency rates and exchange control regulations
●	restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital
●	reduced availability of information regarding foreign companies
●	different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements
●	reduced liquidity and greater volatility
●	difficulty in obtaining or enforcing a judgment
●	increased market risk due to regional economic and political instability
●	increased brokerage commissions and custody fees
●	securities markets which are less developed than in the U.S. and subject to a lesser degree of supervision and regulation
●	foreign withholding taxes
●	delays in settling securities transactions
●	threat of nationalization and expropriation
●	increased potential for corrupt business practices in certain foreign countries.
High Portfolio Turnover Rate

Although the Fund seeks long-term capital appreciation, the Fund may sell securities and other investments when deemed appropriate by the Adviser, without regard to how long they have been held. As a result, the Fund's portfolio turnover rate may be high. A high rate of portfolio turnover means that the Fund will incur higher brokerage commissions, which will reduce the Fund's investment returns, and may result in short-term gains that will be taxable to shareholders.  For the fiscal year ended October 31, 2009, the Fund's portfolio turnover rate was 1033%.

Expenses

As a result of the relatively small size of the Fund compared to other closed-end management investment companies, the Fund pays a relatively high amount of annual costs as a percentage of its net assets.  These costs result in part from the Fund’s actively managed portfolio, as well as from the types of investments and investment techniques that the Fund employs as well as certain fixed expenses that are shared over a relatively small asset base.  For example, the Fund short sells securities to achieve its investment objective.  See “Short Selling,” above.  When the Fund short sells a dividend paying security, it is obligated to pay, for the benefit of the person from whom such security is borrowed, an amount equal to the dividends that person would have received on the security from the time the security is borrowed until the time the security is replaced, resulting in added expenses charged to the Fund.  Additionally, the Fund may invest in the securities of foreign issuers.  These Fund assets must be held with eligible foreign custodians, which results in the Fund paying higher custodial costs as compared to an investment company investing only in domestic securities that are held at a single domestic custodian.  These characteristics of the Fund, combined with certain fixed expenses, contribute to the relatively high amount of annual costs paid by the Fund as a percentage of its net assets.

Conflicts of Interest

Central Park Advisers and Para Advisors, or their respective affiliates, provide or may provide investment advisory and other services to various entities. Central Park Advisers and Para Advisors or their respective affiliates, and certain of their investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by Central Park Advisers, Para Advisors and their affiliates, "Other Accounts").  The Fund has no interest in these activities.  As a result of the foregoing, Central Park Advisers and Para Advisors and the investment professionals who, on behalf of the Adviser, will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts.  Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which Central Park Advisers or Para Advisors will cause one or more of their Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund's assets.  There also may be circumstances under which Central Park Advisers or Para Advisors will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

Central Park Advisers or its affiliates may have or obtain an interest in other accounts managed by Para Advisors ("Para Advisors Accounts") on terms different than an interest in the Fund.  The Para Advisors Accounts may charge fees and may be subject to incentive fees that are lower than the fees to which the Fund is subject.

Activities of the Adviser, Central Park Advisers and Para Advisors

Each of the Adviser, Central Park Advisers and Para Advisors and any agent appointed by any of them to perform any services for the Fund, shall devote so much of their time and personnel to the affairs of the Fund as may reasonably be required to perform their obligations under the Trust Agreement, any other agreement they may have with the Fund or each other or as the conduct of the business of the Fund shall reasonably require. No affiliates shall be obligated to do or perform any act or thing in connection with the business of the Fund not expressly set forth herein. The Adviser, Central Park Advisers and Para Advisors are not restricted from engaging in any type of activity with any person whatsoever, except as may be required under the Trust Agreement.

USE OF PROCEEDS

The Fund invests the net proceeds of the offering in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable (which the Fund expects to be within three months) after each closing of the offering.  The Adviser has borne the non-recurring organizational costs of the Fund.  The Fund incurred offering expenses of approximately $278,000 in connection with this offering.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Investment Objective

The Fund's investment objective is to achieve capital appreciation, while seeking to moderate risk and reduce volatility compared to the general equities markets, by pursuing a variety of investment strategies.  These include primarily the following strategies: event-driven strategies (principally merger arbitrage, distressed/stressed securities investing and special situation strategies), relative value strategies and capital structure arbitrage strategies.  The Fund may also trade and invest in fundamentally undervalued securities by employing long-biased strategies. At any given time, however, the Fund may not invest in all of the investment strategies described in this prospectus, nor is the Fund's allocation among strategies fixed.  Additionally, the Adviser may add other investment strategies at its discretion.  The Fund's investment program is substantially similar to several client accounts currently managed under the supervision of Mr. Ned Sadaka, the Fund's Portfolio Manager.

Additional information about the Fund's principal investment policies and strategies, and the types of investments that are expected to be made by the Fund, is provided below.  The Fund's investment objective is a fundamental policy and may not be changed without the approval of investors.  Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of the investors, if the Board believes doing so would be consistent with the Fund's investment objective.

No assurance can be given that any or all investment strategies will be successful or that the Fund will achieve its investment objective.

Principal Strategies

Event-driven strategies involve investments in companies undergoing significant corporate transactions or structural transformations.  Event-driven strategies generally seek to profit from events such as a change in an issuer's corporate or capital structure, a change in a debt repayment obligation or a management transition, and focus on earning excess return through the purchase or sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks. The Fund expects that it will employ principally merger arbitrage, distressed/stressed securities investing and special situation strategies.

Merger arbitrage strategies attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction.

Distressed/stressed securities investing is investing in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, in financial difficulty, have filed for bankruptcy or appear likely to do so in the near future.

Special situation strategies attempt to invest in securities of issuers facing special situations, such as restructurings, spin-offs, liquidations or privatizations.  These strategies seek to profit by capturing discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of these situations.

Relative value strategies seek to identify and exploit spread relationships between pricing components of financial assets or commodities, either with respect to single assets or commodities or groups of assets or commodities whose prices are deemed to move in relation to each other.  These strategies focus on generating profits resulting from the difference in price between related securities (for example, a 5-year and a 10-year bond issued by the same company), rather than because of the direction of the market.  These strategies seek to avoid assuming any outright market risk, although the risk of loss may be significant if the Adviser has incorrectly evaluated the nature or extent of the expected spread relationships or if unexpected, intervening events affect these relationships.

Capital structure arbitrage strategies seek to invest in multiple financial instruments of a given company that the Adviser believes have become mispriced relative to one another.  The objective of this strategy is to take advantage of pricing dislocations between different securities of the same issuer, or a pair of issuers.  These strategies seek to exploit pricing disparities in a single firm's capital structure or within a parent/subsidiary capital structure.  The Adviser may seek to purchase the undervalued security and sell the overvalued security, expecting the pricing disparity between the two to disappear.  In the example of a single company's capital structure, this pricing inefficiency could exist between senior versus subordinated debt of a firm or between fixed income and equity securities.

Long-Biased Strategies seek to identify securities that the Adviser believes are undervalued by the marketplace and generally involve buying a security expecting its price to increase.  The Fund may utilize a variety of techniques to identify securities the Adviser believes are trading at prices below their fundamental value.

Investment Activities and Techniques

The Fund may consider engaging in the following investment activities and techniques when pursuing one or more of the principal strategies mentioned above, and any other investment strategy the Adviser may seek to employ at its discretion.  Such activities and techniques have certain inherent business risks associated with them.  See "Risk Factors."

Undervalued securities. The Fund will seek to take advantage of opportunities that it believes would result in earning advantageous returns through investing in the securities of companies that the Adviser believes are relatively undervalued due to poor financial or operating performance or of which the companies' financial strength is not recognized or reflected in the market price of such securities, have been subject to downturns in such companies' economic sectors, which the Adviser believes may be reversed in the relatively near term, or have been subject to exaggerated market fluctuations and conditions that the Adviser believes do not reflect fundamental changes (real or perceived) in such companies' financial health. The goal of the Fund in such investments is to seek to identify and invest in securities that have strong potential for increases in value, and in certain cases to seek to participate through its investments in the restructuring and recovery of financially distressed companies.

Overvalued securities. The Fund also may sell short securities that it believes are relatively overvalued. The Adviser will analyze such factors as company debt levels, aggressive accounting practices, potential fraud, unrealistic growth or earnings projections on the part of analysts or shareholders, competitive pressures within a company's industry, and fundamental economic changes that may adversely affect a company's growth and profitability. The Adviser believes that there may be opportunities at certain times in creating positions that involve long and short positions in the securities of the same issuer. For example, the Adviser intends to identify situations in which the Fund may purchase or sell a debt security, against which it may simultaneously sell or purchase an equity security of the same issuer. The Adviser believes that such paired transactions may, in certain circumstances, significantly reduce the volatility of such investments.

Bankrupt and troubled companies. The Fund may invest in securities of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in or have recently completed bankruptcy or reorganization proceedings. It is anticipated that certain of such securities may not be widely traded and that the Fund's position in such securities may be substantial in relation to the market for the securities. These types of securities require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by the Adviser and its affiliates on behalf of the Fund. See "Risk Factors—Financial and Market Risks of Bankrupt, Multi-Event and Special Situation Companies," above.

Bank debt, bonds, and other debt obligations. The Fund may seek to make investments in unsecured, senior, general, subordinated and other debt instruments of financially troubled companies as well as in subordinated debt and preferred stock of such companies. Investments in secured and other senior debt are protected by various types of legal safeguards and a secured debt holder typically receives both the largest distributions (as a percent of their claims) in a bankruptcy proceeding as well as the most valuable consideration (usually consisting of cash or senior secured debt). Senior unsecured debt ranks prior to all subordinated claims in a bankruptcy proceeding and typically is required to be paid in full before any of the issuing company's subordinated debt is paid at all.

The Fund may also purchase trade receivables of financially distressed companies (i.e., the claims of trade creditors against the issuer for the payment of money in respect of goods or services provided to the company). Typically, such claims are unsecured and non-interest bearing. The Fund will seek to acquire such claims at a discount, normally through privately negotiated transactions with the creditor, with the expectation of receiving a greater amount pursuant to a judicially approved plan of liquidation or reorganization, from a resale of the claim to another investor or from an exchange of the claim for securities issued by the reorganized debtor.

Medium, lower rated and defaulted corporate debt securities. The Fund may seek to invest in corporate debt securities that are rated in the medium to lowest rating categories by Standard & Poor's ("S&P") and Moody's Investor Services, Inc. ("Moody's"), both of which are nationally recognized statistical rating organizations. Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security with respect to these securities appear adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories. Corporate debt securities that are rated B are regarded by Moody's as generally lacking characteristics of a desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of such securities over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. Substantial risks may be involved in investing in such securities.

Short sales. The Fund may, but is not obligated to, sell securities short.  To effect a short sale, the Fund will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer.  The Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

Selling securities short involves selling securities that the Fund does not own. To make delivery to its purchaser, the Fund must borrow securities from a third party lender. The Fund will subsequently return the borrowed securities to the lender by delivering to the lender the securities it receives in the transaction or by purchasing securities in the market. The Fund generally would pledge cash with the lender equal to the market price of the borrowed securities. This deposit may be increased or decreased in accordance with changes in the market price of the borrowed securities. During the period in which the securities are borrowed, the lender typically retains its right to receive interest and dividends accruing to the securities. In exchange, in addition to lending the securities, the lender may pay the Fund a fee for the use of the Fund cash. This fee is based on prevailing interest rates, the availability of the particular security for borrowing and other market factors. Short-selling activities in the United States are subject to restrictions imposed by the United States securities laws and various stock exchanges and option exchanges on which the Fund may in the future become a member or be admitted to trading privileges. Unless the Fund owns the security it sells short, has purchased a call option respecting such security or otherwise covered or hedged such short sale, there is, in theory, no limit to the loss that the Fund could incur in connection with a short sale.  See "Risk Factors—Short Selling," above.

Convertible securities arbitrage. The Fund may, from time to time, seek to engage in convertible securities arbitrage transactions, which involve investing in the convertible securities of companies and then selling short common stock as a hedge.  Convertible bonds, convertible preferred stock and mandatory convertibles are a few of the equity-linked instruments traded in this strategy.  The convertible bond is a hybrid product that combines the coupon of a debt instrument with a fixed conversion rate that acts as a call option.  An example of a convertible securities arbitrage transaction would be the purchase of a convertible security and an offsetting short sale of the underlying security to take advantage of a price differential in the two securities.

Liquidations. From time to time, companies announce that they intend to pursue a plan of liquidation, under which all or substantially all of the assets of the company to be liquidated are to be sold, with the proceeds of sales ultimately to be distributed to the stockholders of the company. There may be several liquidating distributions in connection with a particular liquidation. In the case of liquidation proposals, the market value of the assets of the company to be liquidated is evaluated and a determination made of the likelihood that the transaction will occur. If the Adviser believes that the assets of the company to be liquidated are worth more than the market price of the company's publicly traded securities, and the Adviser believes that there is a substantial likelihood that the liquidation will occur, the Fund may seek to invest in the securities of the company to be liquidated in the expectation of profiting from the differential between the cost of the securities purchased and the amount of the liquidating distributions (less any commission and fees). See "Risk Factors—Financial and Market Risks of Bankrupt, Multi-Event and Special Situation Companies," above.

Recapitalization and share repurchase programs. The Fund may also take positions in the securities of companies that are embarking on a recapitalization or share repurchase program. Based on research, the Adviser may determine that the value of particular securities of a company will increase or decrease as the result of the recapitalization or share repurchase program and, thus, the Fund may seek to take a position in the securities that are affected by a recapitalization or share repurchase program.

New issues.  The Fund may invest in equity securities purchased in initial public offerings.

Exchange-traded funds.  Shares of exchange-traded funds ("ETFs") and other similar instruments may be purchased or sold short by the Fund.  An ETF is an investment company that is registered under the Investment Company Act that holds a portfolio of common stocks designed to track the performance of a particular index.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units."  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Instruments the Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group.  These securities also may be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs are not registered as investment companies under the Investment Company Act.

Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument.  In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser may consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.

Derivatives

The Fund is authorized, but is not required, to use financial instruments, known as derivatives, to attempt to hedge portfolio risk, for cash management and for non-hedging purposes. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset.

The Fund may buy or sell put or call options on securities or indexes of securities.  The Fund's options strategies may include the purchase of puts and the simultaneous writing of calls having different strike prices to place a "collar" on a portion of the Fund's asset value.  The Fund may buy or sell these options if they are traded on options exchanges or in over-the-counter markets. A put option gives the purchaser of the option the right to sell, and obligates the writer of the put option to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option.  Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer of the call option to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

The Fund may attempt to hedge against foreign currency risks, and it may enter into forward currency exchange contracts for hedging purposes and non-hedging purposes to pursue its investment objective.  There can be no assurances that the Fund will engage in such strategies or that these strategies will be successful. The Adviser will consider changes in foreign currency exchange rates in making investment decisions about non-U.S. securities and, from time to time, may enter into forward currency exchange contracts (agreements to purchase or to sell U.S. dollars or non-U.S. currencies at a future date) or currency exchange swaps (agreements to exchange the right to make or receive payments in specified currencies). These transactions may help reduce the Fund's losses on securities denominated in a currency other than U.S. dollars, but it also may reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar.  See "Certain Portfolio Securities and Other Operating Policies—Foreign Securities"  and "Special Investment Techniques—Derivatives" in the SAI.

Borrowing; Using Leverage

The Fund is authorized to borrow money for investment purposes and to meet repurchase requests. The use of borrowings involves a high degree of risk. See "Risk Factors—Leverage; Borrowing."

Defensive Measures; Cash Positions

The Fund may, consistent with the investment objective, at times hold cash positions, which may be significant, pending the Adviser's selection of investment opportunities for the Fund.

The Fund may also, from time to time, take temporary defensive positions in cash, high quality fixed-income securities, money market instruments, and money market mutual funds (the investment in which could result in additional fees being paid by the Fund), in an attempt to moderate extreme volatility caused by adverse market, economic or other conditions.  These defensive positions could prevent the Fund from achieving its investment objective.

Other

The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool.  The Fund also may lend portfolio securities. If entered into, the income earned from these practices can be used to offset the Fund's expenses.  The Fund does not intend to use these practices in a manner that would adversely affect its ability to achieve its investment objective.  Repurchase agreements and stock lending involve certain risks that are described in the SAI.  The Fund may invest in limited partnerships and may purchase securities of companies worldwide.

PERFORMANCE INFORMATION

Appendix B to this prospectus contains the actual performance of the Fund, as well as performance information for Para Advisors Accounts using the same personnel that manage the Fund in accordance with an investment program that is substantially similar to the Fund's investment program.  The information regarding Para Advisors Accounts is provided to illustrate the experience and historic investment results obtained by Para Advisors.  It should not be viewed as indicative of the future investment performance of the Fund.  Future investments will be made under different economic conditions and the Fund is likely to invest a substantial portion of its assets in different securities.  Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

MANAGEMENT OF THE FUND

General

The Fund's Board provides broad oversight over the affairs of the Fund.

The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Fund's Trustees, pursuant to the terms of the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Trustees, for formulating a continuing investment program for the Fund. A discussion of the basis for the Board's approving the Investment Advisory Agreement is available in the Fund's annual report to shareholders for the annual period ended October 31, 2009.

The offices of the Adviser are located at 12 East 49th Street, New York, New York 10017. The Adviser is a joint venture between Central Park Advisers and Para Advisors.  The Adviser employs the Fund's Portfolio Manager to provide day-to-day management of the Fund's investment portfolio, and employs Central Park Advisers' personnel to oversee the Portfolio Manager's activities.

Central Park Advisers, an investment adviser registered under the Advisers Act, is an independent investment advisory firm specializing in the development of alternative investment offerings.  Under the control of Mr. Mitchell Tanzman and Mr. Gregory Brousseau through their controlling interests in Central Park Group, LLC, Central Park Advisers and its affiliates structure innovative investments managed by private equity, hedge fund, real estate and fund-of-funds sponsors.

Para Advisors, a registered investment adviser under the Advisers Act, is controlled by Mr. Ned Sadaka through his ownership interest in Para Advisors. Para Advisors commenced investment activities as a registered investment adviser in January 2006, and is the successor to Para Inc.  Para Advisors, together with its predecessor Para Inc. and their affiliates, have collectively provided investment advisory services to investment partnerships and other client accounts, including collective investment vehicles, using event-driven strategies since 1991, and, as of December 31, 2009, had approximately $331 million of assets under management.

Portfolio Management

Mr. Sadaka is the Fund's Portfolio Manager.  As Portfolio Manager, Mr. Sadaka is primarily responsible for the day-to-day management of the Fund's portfolio.  Mr. Sadaka is responsible for, and authorized to manage, the Fund's portfolio, including conducting investment due diligence, performing research analysis and making the ultimate selection of the Fund's investments.

Mr. Sadaka has served as President and Manager of Para Advisors since Para Advisors commenced operations as a registered investment adviser in January 2006.  Prior to that, he founded Para Inc., and oversaw the management of private funds managed by Para Inc. or its affiliates since 1986.  Mr. Sadaka received an M.B.A. from the University of Chicago Graduate School of Business, an M.S. from Stanford University and a B.S. from the University of Manchester.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of Shares in the Fund.

Manager and Asset-Based Fee

The Manager provides management and administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services.

The Fund pays a monthly fee to the Manager for management and administrative services at an annual rate of 2.00% of the Fund's average monthly net assets.  The overall amount payable by the Fund and its shareholders, consisting of the Asset-Based Fee and the Incentive Fee, is higher than those paid by most other registered investment companies, but not by private funds (so-called "hedge funds") engaging in similar strategies.  The Manager pays a portion of the Asset-Based Fee to Para Advisors.

Incentive Fee

In addition to the Asset-Based Fee paid to the Manager, the Adviser is paid Incentive Fees in an amount generally equal to 20% of the Fund's net profits. For the purposes of calculating the Incentive Fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal period) and the net change in unrealized appreciation or depreciation of securities positions.  No Incentive Fee will be payable for any period unless losses and depreciation from prior periods have been recovered by the Fund. This is sometimes known as a "high water mark" calculation. The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of the Incentive Fee for a period will not be reversed by the subsequent decline of the Fund's assets in any subsequent period.

The Fund accrues the Incentive Fee monthly based on the Fund's investment performance.  The Fund's net asset value is reduced or increased to reflect these calculations.  Accordingly, the repurchase price received by an investor whose shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been determined. However, for shareholders whose shares are not repurchased on a periodic share repurchase date, the Incentive Fee accrual may subsequently be reversed if the Fund's performance declines.

Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of a fiscal period. The "fiscal period" is normally the fiscal year, except that, whenever there are share repurchases pursuant to periodic repurchase offers since the date of the end of the prior fiscal period, the period of time from the end of the last fiscal period through that date constitutes a new fiscal period.  In such event, only that portion of the accrued Incentive Fee that is proportional to the assets paid in respect of such repurchase (not taking into account any proceeds from contemporaneous Share purchases or reinvestments) will be paid to the Adviser for such fiscal period.

If the Fund is in a net loss situation, there will be no accrual of Incentive Fees, and no Incentive Fees will be payable. If this situation arises, the Fund will keep track of its "cumulative loss" on a monthly basis. Each time Shares are repurchased in a repurchase offer, and each time the Fund pays a dividend or a distribution, the Fund will adjust the amount of any cumulative loss downward in proportion to the reduction in the Fund's assets paid in respect of such repurchase or paid in respect of such dividend or distribution, so that the repurchase of Shares or payment of a dividend or distribution has the effect of reducing the amount of cumulative loss. However, if after a loss is incurred by the Fund, there are additional sales of Shares (including Shares issued as a result of the reinvestment of dividends and distributions), the number of outstanding Shares will increase and the per-Share amount (but not the dollar amount) of cumulative loss will be reduced. As a result, if you do not reinvest your distributions, the benefit you receive from a cumulative loss (if any) will be diluted. This means that you may bear a higher percentage Incentive Fee than you otherwise would.

Very few investment advisers to registered investment companies receive performance-based compensation similar to the Incentive Fee to which the Adviser is entitled.  However, the Incentive Fee is comparable to performance-based fees charged by private funds.

The calculation of the Incentive Fee involves complex accounting concepts. The Fund encourages you to consult with you financial adviser regarding this calculation.

Other Expenses of the Fund

The Fund bears all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund.  Expenses borne by the Fund include:

●
all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign income;

●	all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;
●
fees of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund and the costs and expenses of holding any meetings of the Board or shareholders that are regularly scheduled, permitted or required to be held under the terms of the Trust Agreement, the Investment Company Act or other applicable law;

●	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;
●	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Manager or the Trustees;
●	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;
●
all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

●	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;
●	the fees of custodians and other persons providing administrative services to the Fund; and
●	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser and the Manager for any of the above expenses that they pay on behalf of the Fund.

Additional Administrative and Custodial Services

Gemini Fund Services, as the Fund administrator, performs certain administration, accounting and shareholder services for the Fund.  In consideration for these services, the Fund pays Gemini Fund Services a fee based on the average net assets of the Fund (subject to certain minimums), and will reimburse Gemini Fund Services for out-of-pocket expenses.

Union Bank, N.A., 350 California Street, San Francisco, California 94104, acts as custodian for the Fund's assets.

SHAREHOLDER QUALIFICATIONS

Shares in the Fund are offered only to shareholders who are "qualified clients" as such term is defined in Rule 205-3 under the Advisers Act, as that rule may be amended from time to time.  Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder. Qualified clients also include certain knowledgeable employees who participate in Central Park Advisers' investment activities.  All of these persons are referred to in this prospectus as "Qualified Investors."  You must complete and sign an Investor Certification before you may invest.  If your Investor Certification is not received and accepted by the Fund by the applicable Closing Date, your order will not be accepted.  A form of Investor Certification is included as Appendix A to this prospectus.  The Fund will not be obligated to sell to brokers or dealers any Shares that have not been placed with Qualified Investors.

REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS

The Board has adopted share repurchase policies as fundamental policies. These policies, which may not be changed without the vote of the holders of a majority of the Fund's outstanding voting Shares (as defined in the Investment Company Act), provide that each quarterly period, the Fund intends to make an offer to repurchase a portion of its outstanding Shares from shareholders who request repurchases. Shares will normally be repurchased at the net asset value per Share determined as of the close of regular trading on the New York Stock Exchange ("NYSE") within a maximum of 14 days after the repurchase offer ends as described below.

No Right of Redemption or Transfer

The Fund is not expected to be listed on a national stock exchange.  No public market exists for Shares, and none is expected to develop.  As a result, liquidity will be provided to investors principally through quarterly repurchase offers.  With very limited exceptions, Shares are not transferable.

Repurchases of Shares

The Fund has an interval fund structure, pursuant to which it intends to make quarterly offers to repurchase at net asset value between 5% and 25% of its outstanding Shares in the Board's discretion.  Currently, the Fund expects to offer to repurchase 25% of its outstanding Shares every January, April,  July and October.  The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. The repurchase offers are made pursuant to fundamental policies of the Fund that may be changed only with the approval of the Fund's shareholders.

Repurchases of Shares may decrease the Fund's total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions may reduce the Fund's returns.

The Fund will make quarterly offers to repurchase Shares pursuant to Rule 23c-3 under the Investment Company Act, and the Trustees may place such conditions and limitations on the repurchase offers as may be permitted under that rule. The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the "repurchase request deadline") will be generally on or about the 18th day in the months of January, April, July and October or, if the 18th day is not a business day, on the next business day.  The date on which the repurchase price for Shares is to be determined will be generally the last day of the month (the "repurchase pricing date"), but shall occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day).

Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the Investment Company Act. If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund thereafter renews the repurchase offer, the Fund shall send a new notification of the offer to shareholders.

Prior to the commencement of a repurchase offer, the Fund will send a notification of the offer to shareholders. The notification will specify, among other things:

●	the percentage of Shares that the Fund is offering to repurchase;
●	the date on which a shareholder's repurchase request is due;
●	the date that will be used to determine the Fund's net asset value applicable to the Share repurchase;
●	the date by which shareholders will receive the proceeds from their Share sales; and
●	the net asset value of the Shares of the Fund no more than 7 days prior to the date of the notification.

The Fund will send this notification between 21 and 42 days before each repurchase request deadline. A shareholder's broker, dealer or other financial intermediary may require additional time to mail the repurchase offer to the shareholder, to process the request, and to credit the account with the proceeds of any repurchased Shares.

The repurchase request deadline will be strictly observed. If a shareholder's broker, dealer or other financial intermediary fails to submit a shareholder's repurchase request in good order by the due date, the shareholder will be unable to liquidate the Shares until the next three-month period, and the shareholder will have to resubmit the request in that subsequent period. Shareholders should advise the Fund or their brokers, dealers or other financial intermediaries of their intentions in a timely manner.  Shareholders may withdraw or change their repurchase request at any point before the repurchase request deadline.

The Trustees will, in the exercise of their duties and subject to applicable law, determine the repurchase offer amount based upon such considerations as market demand and the Fund's net asset value per share.  There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the repurchase offer amount determined by the Trustees for each repurchase offer sets a maximum number of Shares that may be purchased by the Fund.  If a repurchase offer is over-subscribed, the Fund may, but is not obligated to, repurchase additional Shares, but only up to a maximum amount of 2% of the outstanding Shares of the Fund.  If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis.

If prorating is necessary, the Fund will send a notice of proration on the business day following the due date.  The number of Shares each investor asked to have repurchased will be reduced by the same percentage. If any Shares that a shareholder wishes to have repurchased by the Fund are not repurchased because of prorating, a shareholder will have to wait until the next repurchase offer, and the shareholder's repurchase request will not be given any priority over other shareholders' requests at this later date.  Thus, there is a risk that the Fund may not purchase all of the Shares a shareholder wishes to sell in a given three-month period, or in a subsequent three-month period.  In anticipation of the possibility of prorating, some shareholders may tender more Shares than they wish to have repurchased in a particular three-month period, thereby increasing the likelihood of prorating. There is no assurance that shareholders will be able to sell as many of their Shares as they desire to sell.

All repurchase offer materials will be mailed to shareholders of record before commencement of a repurchase offer. Shareholders whose Shares are held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their Shares in the repurchase offer.

In addition, the Fund may repurchase all or a portion of a shareholder's Shares if, among other reasons, the Board determines that continued ownership of such Shares by the shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund.

Determination of Repurchase Price

Repurchase prices are set at a price equal to the net asset value per Share of the Fund as of a specified date that occurs after the repurchase request deadline, which shall be specified in the notice. The Fund's net asset value per Share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it also may change materially shortly after a repurchase request deadline and the repurchase pricing date. Such changes may be more pronounced and more rapid than with other funds because of the Fund's investment objective and policies and the potential for Incentive Fees.  Payment for tendered Shares will be distributed no later than seven days after the repurchase pricing date.

Net asset value per share is calculated each business day during the five business days preceding the repurchase request deadline as of the close of business on the NYSE.  The method by which the Fund calculates its net asset value is discussed under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors—Limited Liquidity."  Shareholders who wish to obtain the net asset value per share during this period should contact the Fund, the Fund’s administrator, or their financial adviser.

Impact of Repurchase Policy

From the time the Fund distributes each repurchase offer notification until the repurchase pricing date, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer.  For this purpose, liquid assets means assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period of time equal to the period between a repurchase request deadline and the repurchase payment date, or assets that mature by the repurchase payment date. The Fund is also permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. See "Risk Factors—Leverage; Borrowing."

A shareholder who tenders Shares for repurchase generally will have a taxable event.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities.  However, payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.  The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund may hold a larger proportion of its total assets in less liquid securities.  Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.

Conducting repurchase offers at other than fiscal year end may require the Fund to pay the Adviser a portion of its Incentive Fee accrued through the date of repurchase where, if such repurchase offer had not occurred, the Adviser might not have been eligible to receive an Incentive Fee for the entire fiscal year.  Conversely, if at the time of a repurchase offer the Fund has a cumulative loss, such cumulative loss will be reduced in proportion to the amount of assets paid to Shareholders with the result that the Adviser will be in a better position to eventually earn an Incentive Fee.

Repurchase of the Fund's Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund's investment performance, its net assets.  As a result of the relatively small size of the Fund compared to other closed-end management investment companies, the Fund pays a relatively high amount of annual costs as a percentage of its net assets.  These costs result in part from the Fund's actively managed portfolio, as well as from the types of investments and investment techniques that the Fund employs as well as certain fixed expenses that are shared over a relatively small asset base.  See "Risk Factors—Expenses."  A reduction in the Fund's net assets may increase the Fund's expense ratio, to the extent that additional Shares are not sold.  In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

CALCULATION OF NET ASSET VALUE

The Fund typically will compute its net asset value monthly in accordance with the procedures set forth below.

Domestic exchange traded and NASDAQ listed equity securities (other than options) will be valued at their last closing sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their bid prices for securities held long, or their ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board will periodically monitor the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value. If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request that the Board, or a committee thereof, instead value the security at fair value. In any such situation, the Board, or a committee thereof, will consider the recommendation of the Adviser, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, will value the security at fair value as determined by the valuation committee in good faith.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. New York time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the Board's judgments regarding appropriate valuations should prove incorrect. The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's issuance or repurchase of its Shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the Fund's investments will also affect the amount of the Asset-Based Fee and Incentive Fee. See "Risk Factors—Incentive Fee." All fair value determinations by the Adviser are subject to ratification by the Board.

Expenses of the Fund, including the Asset-Based Fee and the Incentive Fee and the costs of any borrowings are accrued monthly and taken into account for the purpose of determining net asset value. See "Risk Factors—Incentive Fee."

DESCRIPTION OF SHARES

General

The Fund is an unincorporated statutory trust organized under the laws of the state of Delaware. The Fund is authorized to issue an unlimited number of Shares of beneficial interest.  The Board is authorized to increase or decrease the number of Shares the Fund is authorized to issue. Each Share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send periodic reports (including financial statements) to all shareholders. The Fund does not intend to hold annual meetings of shareholders. Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form. Any transfer of Shares will be void if made (i) to an account held through a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of shareholder services to the Fund or (ii) to any person who is not a Qualified Investor. In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as pursuant to testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred Shares at their then current net asset value. This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer. With very limited exceptions, Shares are not transferable and liquidity will be provided principally through limited repurchase offers.  See "Risk Factors—Limited Liquidity."

In general, any action requiring a vote of the holders of the Shares of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares. Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of two-thirds of the Shares present at a shareholders' meeting if the holders of a majority of the outstanding Shares are present or represented by proxy.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund.

TAXES

The Fund intends to qualify and has elected to be treated as a regulated investment company (a "RIC") under the Code. As a RIC, the Fund will generally be exempt from federal income taxes on net investment income and capital gain distributed to shareholders, as long as at least 90% of the Fund's investment income and net short-term capital gains are distributed to shareholders each year. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any such amounts that were not distributed in previous taxable years, then the Fund will be subject to a 4% tax on the undistributed amounts.

Dividends from net investment income and net short-term capital gain are taxable as ordinary income (which generally cannot be offset with capital losses from other sources) and, to the extent attributable to dividends received by the Fund from U.S. corporations, may be eligible for a dividends-received deduction for shareholders that are corporations.  Further, for taxable years beginning on or before December 31, 2010, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income”, which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 15%), by shareholders that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder, and are not eligible for the dividends-received deduction or treatment as "qualified dividend income." The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund Shares.  Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the tax basis in your Shares and any such amount in excess of your tax basis will be treated as gain from the sale of Shares, as discussed below.

When you sell Shares or have Shares repurchased by the Fund, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your Shares for one year or less. Any such loss realized will be disallowed to the extent the Shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares.  Further, if you sell Shares on which a long-term capital gain distribution has been received and you held the Shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

The Fund does not intend to operate so as to be permitted to "pass-through" to its shareholders credit for foreign taxes, if any, payable by the Fund.  Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

Certain of the investments and investment strategies of the Fund may be subject to special and complex federal income tax provisions (some of which are described in more detail in the SAI) that, among other things, can (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and/or (vii) produce income that will not qualify as good income under the 90% gross income test described in the SAI at "Tax Aspects."  As more fully described at "Tax Aspects" in the SAI, if the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund.  In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.

The Fund expects that each January, the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

A shareholder that is not subject to tax on its income will not be required to pay tax on amounts distributed to it by the Fund, provided that the tax-exempt shareholder’s acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code.

If a shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

Fund distributions may be subject to state and local taxes.  You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

PLAN OF DISTRIBUTION

General

Foreside Fund Services, LLC, the Fund's principal underwriter, acts as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions. The Fund also may distribute Shares through brokers or dealers with which it has entered into distribution agreements. Additionally, the Fund may itself accept offers to purchase Shares that it receives directly from investors.  The Fund is not obligated to sell to a broker or dealer any Shares that have not been placed with Qualified Investors. The Distributor compensates the Distributor's financial advisors, as well as third-party securities dealers and other financial industry professionals, in connection with the sale and distribution of Shares.  The Fund may also enter into shareholder administrative or servicing agreements with third party broker-dealers; the Manager will be responsible for any fees payable under such administrative or servicing agreements.

The Manager or its affiliates, in the Manager's discretion and from their own resources, may pay additional compensation to brokers or dealers in connection with the sale and distribution of the Shares (the "Additional Compensation").  In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker's or dealer's registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker's or dealer's registered representatives.  The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Shares held by shareholders introduced by the broker or dealer, or determined in some other manner.  The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.  Additionally, the Manager or its affiliates pay a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Manager may reasonably request. Servicing compensation will be paid on at least a quarterly basis and generally will not exceed an annual rate of 0.25% of the amount of client assets being serviced (the "Servicing Compensation").

Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Shares.

A shareholder's purchase amount will be deposited into an escrow account set up at Union Bank, N.A. for the benefit of the shareholder.  The purchase amount will be released from the escrow account once the shareholder's order is accepted.

The Fund has agreed to indemnify the Distributor, its affiliates, the Adviser, the Manager, Para Advisors and certain other persons against certain liabilities, including liabilities under the Securities Act.  However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

The Distributor's principal business address is Three Canal Plaza, Portland, Maine 04101.

Purchase Terms

Sales of Shares will be made only to Qualified Investors who have completed and returned Investor Certifications, and whose Investor Certifications have been accepted, before a Closing Date. Generally, the stated minimum investment is Shares with an initial value of at least $50,000. The investment minimum may be waived in the Manager's sole discretion, but not below $25,000 (inclusive of placement fee). If you want to purchase Shares with a value of less than $50,000, you should speak with your financial advisor. The Fund may vary the investment minimum from time to time. Shareholders may be charged a sales load of up to 3%. The amount of the sales load to which a shareholder will be subject will be determined by the shareholder and its broker-dealer.

Additional Sales

From time to time, the Fund may sell additional Shares to Qualified Investors. The minimum additional investment in the Fund is $25,000.  For employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund is $25,000.

DISTRIBUTION POLICY; DIVIDENDS

The Fund expects that dividends will be paid annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year.  Payments on the Shares may vary in amount depending on investment income received and expenses of operation.

Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually. In addition, depending upon the performance of the Fund's investments, the related growth of the Fund's net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes – that is to say, the Fund will effectively be returning to each shareholder a portion of the shareholder’s initial investment in the Fund.  A return of capital will not be taxable to shareholders at the time of its payment.  It will, however, decrease a shareholder's tax basis in his or her Shares.  For example, if a shareholder has a basis in his Shares of $100,000 and then receives a return of capital of $5,000, the investor will not have to pay taxes on the return of capital when the shareholder receives it.  However, the shareholder’s tax basis in his Shares will be reduced from $100,000 to $95,000.  If the shareholder later tenders his shares for $105,000, the shareholder will have a taxable gain of $10,000 instead of only $5,000 had there not been any prior return of capital.  Assuming the gain is long-term, the investor’s capital gains taxes will have increased from $750 to $1,500.  See "Taxes."

The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive in respect of Shares.

A shareholder's dividends and capital gain distributions will be automatically reinvested if the shareholder does not instruct his broker or dealer otherwise. A shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash.  The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. Shareholders may elect initially not to reinvest by indicating that choice on the Investor Certification. Shareholders are free to change their election at any time by contacting the Fund’s administrator or by contacting their broker or dealer, who will inform the Fund. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

The Fund reserves the right to suspend at any time the ability of shareholders to reinvest distributions and to require shareholders to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

GENERAL INFORMATION

The Fund is a Delaware statutory trust organized as a diversified closed-end management investment company registered under the Investment Company Act.  The Fund was formed on November 21, 2006.  The Fund's address is c/o Central Park Advisers, LLC, 12 East 49th Street, New York, New York  10017.

Appendix A
SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A CENTRAL PARK GROUP MULTI-EVENT FUND PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND. Please promptly return completed, executed Investor Certification (either (1) to the Fund c/o Central Park Advisers, LLC via Fax: (212) 212-813-1543 OR Mail: Central Park Advisers, LLC, 12 East 49th Street, New York, NY  10017, or (2) to Gemini Fund Services, LLC, the Fund's administrator, via Mail: 4020 S. 147th Street, Suite 2, Omaha, NE 68137 ). Generally, this Investor Certification must be received by the 24th of the month to invest in the Fund's next monthly closing.

CENTRAL PARK GROUP MULTI-EVENT FUND INVESTOR CERTIFICATION
This certificate relates to Central Park Group Multi-Event Fund (the "Fund") and is given to you with respect to a potential investment in the Fund.
I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan within the meaning of Section 3(3) of ERISA (as defined below, and each such employee benefit plan referred to herein as a ("Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940, as amended, based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) a "qualified purchaser" as defined in Section 2(a)(51)(A) of the 1940 Act; or (H) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner is either a "qualified purchaser" or meets the Net Worth Requirement.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund's incentive fee and limited provisions for transferability and withdrawal and have carefully read and understand the "Management of the Fund - Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers" provisions in the prospectus.

Under penalties of perjury, I certify that I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 30 days of the date that I become a foreign person or entity. Under penalties of perjury, I certify that (1) my name, U.S. taxpayer identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct, and (2) I am not subject to backup withholding because (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

If I am a Plan, an individual retirement account ("IRA") or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and/or the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA is the individual that established the IRA, represents and warrants in both its fiduciary and independent capacity that: A) the Fiduciary has considered the following items and has determined that an investment is consistent with the Fiduciary's responsibilities under ERISA: i) the Fiduciary's investment standards under ERISA in the context of the Benefit Plan's particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the prospectus; and B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, Central Park Para Management, L.L.C., the Trustees, or any of their affiliates (collectively, the "Affiliates"); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as a primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect.

DIVIDEND REINVESTMENT
I understand that if I do not check the following box, dividends and capital gains distributions for my account will be automatically reinvested in Shares of the Fund:
☐ I do not wish to have dividends and capital gains distributions reinvested in Shares of the Fund (all dividends and capital gains distributions will be paid in cash)

ELECTRONIC DELIVERY
☐	By checking this box, I hereby consent to have all future Fund-related documents delivered to me electronically to the following e-mail address: _______________

Your consent will apply to ALL Fund-related documents.  In giving your consent, please note that many of the documents will contain confidential information that is specific to your personal financial matters.  Regardless of the delivery method you select, the Fund will take reasonable precautions to ensure the integrity, confidentiality and security of the documents, but will not be liable for any interception.  If you consent to electronic delivery, each document will be delivered to you by sending you an e-mail that contains a copy of the document.  The Fund will use the e-mail address that is in its records.  Your initial consent noted above will take effect immediately and will remain in effect as long as you maintain an investment in the Fund or until you notify the Fund of a change.  You may revoke your consent to receive electronic delivery of documents or update your address at any time by notifying the Fund.  If you revoke your consent to receive electronic delivery, the Fund will begin to send paper copies of documents within 30 days of receiving your notice.  The Fund does not impose any additional charge for electronic delivery.

☐	Please check this box if this is an additional investment in the Fund.
The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications (shown in bold typeface above) required to avoid backup withholding.

Account Number:	SIGNATURE REQUIRED	Shareholder Signature:	Date:

Print Shareholders Name:
SSN/TAX ID Number:
Joint Tenant Signature:
(If joint tenants, both must sign.)
Shareholder Address:
Print Name of Joint Tenant:

Print Advisory Firm Name:

Advisory Firm Telephone #:
______________________
* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

Appendix B

FUND PERFORMANCE INFORMATION

CENTRAL PARK GROUP MULTI-EVENT FUND

FROM INCEPTION (12/6/07) THROUGH DECEMBER 31, 2009

MONTHLY RETURNS (1)

Year	January	February	March	April	May	June	July	August	September	October	November	December	YEAR
2007												0.32%	0.32%
2008	-2.54%	3.49%	-3.38%	0.25%	0.43%	-7.29%	-1.90%	-1.09%	-4.80%	1.93%	-2.17%	0.19%	-16.05%
2009	-0.71%	-2.22%	1.62%	3.86%	2.54%	0.85%	5.56%	0.55%	0.90%	-0.04%	0.72%	2.02%	16.66%

COMPOSITE PERFORMANCE INFORMATION OF PARA ADVISORS LLC

Para Advisors LLC ("Para Advisors") employs an investment program for Central Park Group Multi-Event Fund (the "Fund") that is substantially the same as the investment program that it employs in managing various other investment accounts that have investment objectives, programs, policies and strategies that are substantially the same as those of the Fund (the "Other Accounts") and that had aggregate net assets as of December 31, 2009 of approximately $331 million.  The personnel of Para Advisors who are responsible for managing the investment portfolio of the Fund manage the investment portfolios of the Other Accounts.

Because of the similarity of investment programs, as a general matter, Para Advisors will consider participation by the Fund in all appropriate investment opportunities that are under consideration by Para Advisors for the Other Accounts.  Para Advisors will evaluate for the Fund and for the Other Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Accounts at a particular time.  Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Other Accounts will differ.  See "Conflicts of Interest."

THE TABLE ON PAGE B-2 SETS FORTH FOR THE PERIODS INDICATED COMPOSITE MONTHLY PERFORMANCE INFORMATION OF ALL OTHER ACCOUNTS MANAGED BY PARA ADVISORS THAT HAVE INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES THAT ARE SUBSTANTIALLY SIMILAR TO THE FUND.  THE RETURNS SHOWN FOR THE OTHER ACCOUNTS REFLECT THE ACTUAL FEES AND EXPENSES INCURRED BY THE OTHER ACCOUNTS.  THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THE FUND'S FEES AND EXPENSES MAY BE HIGHER THAN THOSE OF EACH OF THE OTHER ACCOUNTS.

ACCORDINGLY, HAD THE OTHER ACCOUNTS' PERFORMANCE RECORDS REFLECTED THE FUND'S FEES AND ESTIMATED EXPENSES, THE OTHER ACCOUNTS' RETURNS SHOWN IN THE TABLE MAY HAVE BEEN LOWER. FURTHERMORE, THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE FUND AND THE OTHER ACCOUNTS. UNLIKE THE FUND, CERTAIN OF THE OTHER ACCOUNTS ARE NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS, OR TO THE SAME REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, TO WHICH THE FUND IS SUBJECT, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE OTHER ACCOUNTS' PERFORMANCE. THE FUTURE PERFORMANCE OF THE FUND, THE OTHER ACCOUNTS AND THE VARIOUS INDICES MAY DIFFER.

COMPOSITE PERFORMANCE INFORMATION OF OTHER ACCOUNTS

FROM JANUARY 1, 1991 THROUGH DECEMBER 31, 2007

MONTHLY RETURNS (1)

Year	January	February	March	April	May	June	July	August	September	October	November	December	YEAR
1991	0.86%	4.65%	-0.16%	6.37%	4.66%	0.65%	2.62%	2.88%	0.18%	1.76%	0.20%	0.58%	28.08%
1992	4.04%	3.43%	2.31%	2.51%	1.93%	0.03%	-0.68%	-0.43%	1.23%	0.03%	2.52%	2.57%	21.17%
1993	3.95%	2.52%	1.65%	1.50%	3.31%	1.56%	2.38%	2.20%	1.68%	0.71%	-0.28%	1.42%	25.01%
1994	2.06%	-1.82%	-0.89%	-2.75%	2.53%	-1.20%	3.98%	3.07%	0.68%	-0.93%	-0.99%	0.55%	4.12%
1995	2.78%	0.92%	2.02%	0.37%	1.05%	3.51%	3.25%	2.49%	0.54%	-0.93%	1.32%	1.38%	20.27%
1996	3.08%	2.69%	2.20%	1.32%	1.89%	0.37%	-0.82%	1.51%	2.76%	0.00%	2.19%	0.18%	18.72%
1997	2.28%	1.16%	1.59%	0.94%	3.11%	2.16%	5.02%	0.26%	3.31%	-0.11%	1.16%	1.34%	24.48%
1998	-0.17%	2.71%	2.50%	0.10%	-0.85%	0.18%	-0.38%	-5.51%	0.94%	2.36%	2.83%	2.00%	6.60%
1999	1.02%	0.23%	1.64%	5.00%	1.42%	2.22%	0.48%	-1.85%	-0.15%	0.33%	0.85%	3.82%	15.89%
2000	1.40%	3.23%	0.71%	-0.76%	1.12%	1.54%	0.70%	2.38%	-0.75%	0.54%	-0.90%	1.12%	10.74%
2001	2.49%	-0.09%	-0.17%	1.48%	2.08%	-1.24%	-1.00%	-0.03%	-2.31%	-0.17%	1.06%	0.12%	2.15%
2002	-0.28%	-0.11%	1.32%	0.05%	-0.34%	-4.28%	-2.54%	-0.47%	-1.53%	-0.50%	3.91%	0.04%	-4.81%
2003	2.65%	0.09%	1.12%	3.59%	3.35%	1.96%	0.70%	0.78%	1.54%	3.60%	1.03%	3.08%	26.07%
2004	1.71%	0.52%	-0.72%	-0.62%	-0.16%	1.13%	-1.45%	0.80%	1.45%	0.97%	3.22%	1.99%	9.11%
2005	-0.68%	1.94%	-1.86%	-1.71%	1.44%	1.28%	2.38%	0.27%	0.80%	-2.42%	1.49%	0.56%	3.39%
2006	2.47%	-0.25%	2.08%	2.19%	-2.61%	-0.61%	-0.46%	1.84%	0.73%	1.90%	1.76%	1.07%	10.44%
2007	2.17%	1.26%	1.17%	2.28%	2.26%	-0.74%	-3.55%	-1.31%	2.80%	1.09%	-4.81%	0.11%	2.41%

The notes below refer to the tables on the prior and following pages.

(1) These tables present the investment performance of the Fund and the Other Accounts through the time periods indicated in each table. The information contained in these tables was prepared by Para Advisors and by the Fund based on the following facts and assumptions:

(a) The composite performance information is an asset-weighted average of the returns of each of the Other Accounts.

(b) The Other Accounts' returns take into account each Other Account's actual fees and expenses.

The returns do not reflect the reinvestment of any distributions made by the Other Accounts. The Fund's fees and expenses may be higher than those of each of the Other Accounts.

(c) The composite performance information for the Other Accounts includes the performance from January 1991 through December 31, 2007 of between one and 9 accounts, including both managed accounts and domestic and offshore private funds.  Aggregate assets under management in the Other Accounts ranged from an initial value as of January 1991 of approximately $7.1 million, to a high of approximately $1.2 billion as of September 2005.  The composite performance information for the Other Accounts was not prepared in compliance with the GIPS® standards (Global Investment Performance Standards).

The Fund returns shown are estimated, unaudited and presented net of management and incentive fees and reflect an operating expense cap at an annual rate of 0.50% on the Fund's net asset value ("Expense Limitation") from inception (12/6/07) through August 11, 2008.  Fund returns do not account for a sales load, which, if charged, would reduce returns.  If the Expense Limitation had not been in effect during the period shown, results would have been lower.

(2) Does not reflect fees or expenses of any kind.

(3) The Standard & Poor's 500 Stock Index with Dividends Reinvested is a market capitalization-weighted index made up of the 500 US companies with the largest market capitalizations.

(4) The Russell 2000 Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities.  Composition of the index is based solely on market capitalization, and its composition can change at any time.

(5) The Barclays Capital U.S. Aggregate Bond Index is a benchmark index made up of the Barclays Capital U.S. Government/Corporate Bond Index, U.S. Mortgage-Backed Securities Index, and U.S. Asset-Backed Securities Index, which, in the aggregate, represent fixed-income securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.  The index was formally named the Lehman Brothers U.S. Aggregate Bond Index.

(6)  Returns and Risk numbers represent a composite of the performance of the Other Accounts through December 31, 2007, and the performance of the Fund from January 1, 2008 through December 31, 2009.

(7)  A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Other Accounts. Past performance is not indicative of future results or performance of any account managed by Para Advisors, or of the Fund. There is no guarantee that the Fund will achieve its investment objective.

COMPOSITE PERFORMANCE INFORMATION
OF OTHER ACCOUNTS THROUGH DECEMBER 31, 2007
AND THE FUND FROM JANUARY 1, 2008 THROUGH DECEMBER 31, 2009

ANNUAL RETURNS
	Performance (1)	S&P (2, 3)	Russell (2, 4)	Barclays (2, 5)
1991	28.08%	30.40%	43.68%	16.00%
1992	21.17%	7.61%	16.36%	7.40%
1993	25.01%	10.04%	17.00%	9.75%
1994	4.12%	1.32%	-3.18%	-2.92%
1995	20.27%	37.54%	26.22%	18.48%
1996	18.72%	22.94%	14.76%	3.61%
1997	24.48%	33.35%	20.52%	9.68%
1998	6.60%	28.58%	-3.45%	8.67%
1999	15.89%	21.04%	19.62%	-0.83%
2000	10.74%	-9.10%	-4.20%	11.63%
2001	2.15%	-11.88%	1.04%	8.42%
2002	-4.81%	-22.09%	-21.58%	10.26%
2003	26.07%	28.67%	45.37%	4.11%
2004	9.11%	10.87%	17.00%	4.34%
2005	3.39%	4.91%	3.32%	2.43%
2006	10.44%	15.78%	17.00%	4.33%
2007	2.41%	5.50%	-2.75%	6.96%
2008	-16.05%	-37.00%	-34.80%	5.22%
2009	16.66%	26.45%	25.22%	5.93%

RISK STATISTICS

	AVERAGE ANNUAL RETURNS SINCE JANUARY 1991 (6)	STANDARD DEVIATION (7)
OTHER ACCOUNTS THROUGH DECEMBER 31, 2007 AND THE FUND FROM JANUARY 1, 2008 THROUGH DECEMBER 31, 2009(1)	11.21%	6.71%
S&P 500 (2, 3)	8.84%	14.86%
RUSSELL 2000 (2,4)	8.52%	19.21%
BARCLAYS (2, 5)	6.91%	3.83%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.